EXHIBIT 10.18

Amount:  $173,000.00                                     Date: January ___, 2001

                                                         Due: January 5, 2004

                             SECURED PROMISSORY NOTE

     FOR VALUE RECEIVED, the undersigned, CTI INDUSTRIES CORPORATION, a Delaware corporation, promises to pay to the order of BANCO POPULAR NORTH AMERICA (the "Bank") at its offices in Chicago, Illinois the principal sum of One Hundred Seventy-Three Thousand and No/100 Dollars ($173,000.00), upon the terms and conditions set forth below together with interest on the principal balance hereof from time to time unpaid at a rate per annum of ten percent (10.0%). Interest shall be payable from the date of disbursement, calculated on the basis of the actual number of days elapsed over a year of 360 days but shall not exceed the maximum rate of interest allowable under applicable law for loans of this type. Principal due hereunder shall bear interest after maturity, whether pursuant to acceleration, expiration of the term of this Note or otherwise, at five percent (5%) per annum plus the prematurity rate.

     Principal and interest due hereunder shall be payable in thirty-five (35) consecutive monthly installments on the fifth day of each month, commencing on February 5, 2001 of $5,582.00 each, with a final installment due on January 5, 2004, all sums


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remaining unpaid hereon. The undersigned shall pay to the Bank a late charge of five percent (5%) of any installment not received by the Bank within fifteen
(15) days after the installment is due.

     At any time any deposit or other indebtedness credited by or due from the holder hereof to the undersigned may be set off against or applied in whole or partial payment of amounts owing hereunder or in whole or partial payment of any other liability of the undersigned to the holder whether now existing or hereafter arising, direct or indirect, absolute or contingent, or whether due or to become due. Amounts owing hereunder are secured as set forth in that certain Real Estate Mortgage and Assignment of Leases and Rents of even date herewith, executed by the undersigned and delivered to the Bank, the terms and conditions of which are incorporated by reference herein; and as additional security for amounts owing hereunder the undersigned grants to the holder a continuing security interest in all property of the undersigned now or hereafter in the possession or control of the holder hereof.

     Upon nonpayment of the indebtedness evidenced by this Note or any obligation or liability of the undersigned to the holder hereof in accordance with its terms or upon the occurrence of an event of default as defined in the aforesaid Real Estate Mortgage and Assignment of Leases and Rents or any agreement given to secure this Note or any other Note or obligation of the undersigned to the Bank, or if Bank shall in good faith deem


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itself to be insecure for any reason whatsoever then unless Bank shall otherwise elect the full amount due hereunder shall be immediately due and payable, without notice or demand.

     No delay on the part of the holder hereof in the exercise of any right or remedy shall operate as a waiver thereof, no single or partial exercise by said holder of any right or remedy shall preclude any other future exercise thereof or the exercise of any other right or remedy and no waiver or indulgence by said holder of any default shall be effective unless in writing and signed by the holder hereof nor shall waiver by the holder hereof of any right on one occasion be construed as or be a bar to or waiver of any such right on any future occasion.

     The undersigned, each endorser hereof and any other party liable for the indebtedness evidenced hereby severally waive demand, presentment, notice of dishonor and consent to: any extension or postponement of the time for its payment; release of any security interest securing this Note; or the addition of any party hereto or the release or discharge of or suspension of any rights or remedies against any person who may be liable for the payment of the indebtedness evidenced hereby.

     The undersigned warrants and agrees that (1) the obligation evidenced by this Note is an exempted transaction under the Truth-in-Lending Act, 15 U.S.C. " 1601, et seq.; and (2) said obligation constitutes a business loan which comes within the purview of subparagraph (1)(c) of Section 4, and a loan secured by a mortgage on real estate which comes within the purview of


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subparagraph (1)(1) of Section 4 of "an Act in relation to the rate of interest and other charges in connection with sales on credit and the lending of money," approved May 24, 1879, as amended (815 ILCS 205/4(1)(c) and 205/4(1)(l)).

     The loan evidenced hereby has been made and this Note has been delivered at Chicago, Illinois, and shall be governed by the laws of the State of Illinois. Wherever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law but if any provision of this Note shall be prohibited by or invalid under such law such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Note.

     The undersigned agrees to pay all expenses of collection of the amounts evidenced under this Note including reasonable


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attorneys' fees, costs and expenses. This Note shall be binding upon the heirs, successors, and assigns of the undersigned.


                                                     CTI INDUSTRIES CORPORATION


                                                     By  /s/ Howard Schwan
                                                         ---------------------

                                                     Its President
                                                         ---------------------

ATTEST:

--------------------
Its Secretary


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